SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2016

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd., Suite 102, P.O. Box 5627, Spartanburg, SC	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01.	Entry into a Material Definitive Agreement

Dennis M. Loughran
On January 11, 2016, Synalloy Corporation (the “Company”) entered into an Employment Agreement with Dennis M. Loughran, the Company’s Senior Vice President and Chief Financial Officer. The following summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1, and incorporated herein by reference.  The Agreement is for a term of approximately one year (termination date of December 31, 2016) and automatically renews at the end of each calendar year for an additional year unless either party gives notice of intent to terminate ninety days prior to an automatic extension date.  The Agreement provides for an annual base salary of $285,000. In addition, Mr. Loughran is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s short-term cash and restricted stock plan. Mr. Loughran is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Loughran’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Loughran’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus compensation, six months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards. In the event of a change in control, wherein within one year after the occurrence of such event Mr. Loughran is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: one times base salary, one times cash bonus compensation, six months of health care reimbursement, and immediate vesting of all previously granted restricted stock. The Agreement also includes a covenant not to compete for a period of one year following termination of his employment for any reason and a confidentiality provision.

J. Kyle Pennington
On January 11, 2016, the Company entered into an Employment Agreement with J. Kyle Pennington, President of the Company’s Metals segment, comprised of Bristol Metals, LLC, Palmer of Texas Tanks, Inc. and Specialty Pipe & Tube, Inc. The following summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.2, and incorporated herein by reference.  The Agreement is for a term of approximately one year (termination date of December 31, 2016) and automatically renews at the end of each calendar year for an additional year unless either party gives notice of intent to terminate ninety days prior to an automatic extension date.  The Agreement provides for an annual base salary of $240,000. In addition, Mr. Pennington is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s short-term cash and restricted stock plan. Mr. Pennington is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Pennington’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Pennington’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus compensation, six months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards. In the event of a change in control, wherein within one year after the occurrence of such event Mr. Pennington is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: one times base salary, one times cash bonus compensation, six months of health care reimbursement, and immediate vesting of all previously granted restricted stock. The Agreement also includes a covenant not to compete for a period of one year following termination of his employment for any reason and a confidentiality provision.

James G. Gibson
On January 11, 2016, the Company entered into an Employment Agreement with James G. Gibson, President of the Company’s Specialty Chemicals segment, comprised of Manufacturers Chemicals, LLC and CRI Tolling, LLC. The following summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.3, and incorporated herein by reference.  The Agreement is for a term of approximately one year (termination date of December 31, 2016) and automatically renews at the end of each calendar year for an additional year unless either party gives notice of intent to terminate ninety days prior to an automatic extension date.  The Agreement provides for an annual base salary of $230,000. In addition, Mr. Gibson is entitled to cash bonus compensation and restricted stock awards, both subject to the terms of the Company’s short-term cash and restricted stock plan. Mr. Gibson is also entitled to participate in all employee benefit plans of the Company. The Agreement contains provisions for salary continuation benefits in the event of Mr. Gibson’s disability or death under specified conditions during his term of employment with the Company.  The Agreement permits termination for cause and Mr. Gibson’s voluntary resignation, with both events releasing the Company from obligations under the Agreement. In the event of termination without cause or failure to renew agreement, the Agreement provides for the following: 0.75 times base salary, 0.50 times cash bonus compensation, six months of health care reimbursement, and immediate vesting of any previously granted restricted stock awards. In the event of a change in control, wherein within one year after the occurrence of such event Mr. Gibson is not retained in substantially the same or better role and at substantially the same or better compensation level as prior to the change in control, the Agreement provides for the following: one times base salary, one times cash bonus compensation, six months of health care reimbursement, and immediate vesting of all previously granted restricted stock. The Agreement also includes a covenant not to compete for a period of one year following termination of his employment for any reason and a confidentiality provision.

ITEM 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Employment Agreement between Synalloy Corporation and Dennis M. Loughran dated January 11, 2016

10.2	Employment Agreement between Synalloy Corporation and J. Kyle Pennington dated January 11, 2016

10.3	Employment Agreement between Synalloy Corporation and James G. Gibson dated January 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Chief Financial Officer and Principal Accounting Officer

Dated: January 13, 2016